Exhibit 10.1

THIRD AMENDMENT TO SUBORDINATED PROMISSORY NOTES

THIS THIRD AMENDMENT TO SUBORDINATED PROMISSORY NOTES (this “Third Amendment”) is made and entered into as of September 30, 2016, by and among the undersigned holders (the “Holders”) of certain subordinated promissory notes issued by Pacific Office Properties, L.P., a Delaware limited partnership (the “Maker”), and the Maker.
WITNESSETH:
WHEREAS, each of the Holders is the holder of the subordinated promissory note or notes issued by the Maker described on Exhibit A hereto (each, a “Note” and collectively, the “Notes”);
WHEREAS, certain of the Notes were previously amended by that certain Amendment to Subordinated Promissory Notes, dated as of February 6, 2014, by and among the Holders and the Maker, and each of the Notes was amended or further amended by that certain Amendment to Subordinated Promissory Notes, dated as of March 10, 2015, and that certain Second Amendment to Subordinated Promissory Notes, dated as of December 31, 2015, in each case, by and among the Holders and the Maker;
WHEREAS, on or around the date hereof, Jay H. Shidler proposes to make a loan to the Maker in the principal amount of $3,000,000; and
WHEREAS, the Maker and each of the Holders acknowledges the benefit to it or him of such loan, and in connection therewith, and to induce Mr. Shidler to make such loan, the Maker and each of the Holders desire to further amend certain provisions of the Notes, as hereinafter set forth.
NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants hereinafter contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT:
1.    Maturity. Paragraph 3(a) or 3(i), as applicable, of each Note is hereby deleted in its entirety and replaced with the following:
“Subject to the further provisions of this Section 3, the “Maturity Date” shall be the earlier to occur of (x) December 31, 2016 (or, if later, the maturity date of indebtedness under the Credit Agreement (as hereinafter defined), but in any event not later than December 31, 2017), and (y) the date as of which the Maker has fully satisfied, or is released from, any and all liability (actual, contingent or otherwise) under that certain Indemnification Agreement dated as of September 2, 2009 between the Maker and Shidler Equities L.P., a Hawaii limited partnership (as the same has been or may be amended, restated, supplemented, modified or extended from time to time) (the “SELP Indemnification Agreement”). Notwithstanding the foregoing, the Holder may, at its option upon provision of written notice to the Maker, accelerate the Maturity Date of this Note upon the occurrence of an Event of Default; provided, however, that, if an Insolvency Event (as defined below) shall occur with respect to the Maker, the outstanding principal balance of this Note, including, without limitation, the amount of any PIK Principal, together with accrued and unpaid interest thereon, and all other obligations and indebtedness owing hereunder shall become immediately due and payable without any notice, declaration or other act on the part of the Holder. On the Maturity Date, the Maker shall pay to the Holder the sum of the outstanding principal balance of this Note, including, without limitation, the amount of any PIK Principal, together with accrued and unpaid interest thereon, and all other obligations and indebtedness owing hereunder, if not sooner paid.”
2.    Subordination. Paragraph 17 of each Note is hereby deleted in its entirety and replaced with the following:
“17.    Subordination. Notwithstanding anything to the contrary contained herein, this Note and the indebtedness evidenced hereby shall be subordinate in right of payment to all trade obligations incurred in the ordinary course of business (each creditor thereof, together with its successors, assigns and subrogees, a “Senior Lender”) of the Maker (“Senior Debt”), regardless of any security held by any Senior Lender in respect of its Senior Debt, without the need for any further documentation between or among, the Maker, the Holder or any Senior Lender. In addition, this Note and the indebtedness evidenced hereby shall be subordinate to the prior payment in full, in cash, of all obligations of the Maker now existing or hereafter arising under (i) that certain Promissory Note dated as of September 30, 2016 in the original principal amount of $3,000,000 issued by the Maker to Shidler Equities L.P., a Hawaii limited partnership (as amended, restated, supplemented, modified or extended from time to time) (the “Shidler 2016 Note”), (ii) that certain Credit Agreement dated as of September 2, 2009 between First Hawaiian Bank, a Hawaii corporation, as lender, and the Maker, as borrower (as amended, restated, supplemented, modified or extended from time to time) (the “Credit Agreement”), or any refinancing thereof, and (iii) the SELP Indemnification Agreement. For the avoidance of doubt, no payment shall be made with respect to this Note before (y) all outstanding original principal and accrued but unpaid interest in accordance with the terms of the Shidler 2016 Note has been paid or otherwise satisfied or cancelled, and (z) all outstanding principal and accrued but unpaid interest in accordance with the terms of the Credit Agreement (or corresponding amounts pursuant to the SELP Indemnification Agreement, if applicable) have been paid or otherwise satisfied or cancelled; provided, however, that the foregoing shall not restrict the accrual of PIK Principal in accordance with Section 2.”
3.    Ranking; Additional Indebtedness. Each Note shall rank pari passu as to the payment of principal and interest with each of the other Notes listed on Exhibit A hereto. Except (y) as agreed by the Holders or (z) for the Senior Debt, the Shidler 2016 Note, the Credit Agreement (and/or any refinancing of such Credit Agreement), and the SELP Indemnification Agreement, the Maker shall not incur any material indebtedness in respect of borrowed money after the date hereof which shall rank senior to or pari passu with respect to the Notes as to the payment of principal or interest.

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4.    Consent to Shidler 2016 Note. Each Holder hereby consents to the issuance of the Shidler 2016 Note by the Maker and the incurrence of indebtedness of the Maker represented thereby.
5.    Full Force and Effect. Except as expressly modified and amended hereby, each Note shall continue in full force and effect and, as thus modified and amended, is hereby ratified, confirmed and approved.
6.    Amendment Not Novation. The changes and modifications made to each Note by this Third Amendment constitute amendments to such Note and are not a novation of such Note.
7.    Counterparts. This Third Amendment may be executed in counterparts which, taken together, shall constitute a single instrument.
[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first above written.

PACIFIC OFFICE PROPERTIES, L.P.

By:    PACIFIC OFFICE PROPERTIES TRUST, INC., its sole general partner

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:     Chief Executive Officer

PAN AM PARTNERS, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:     Vice President

STIRR-DAVIES, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:     Vice President

WATERFRONT PARTNERS OP, LLC,
a Hawaii limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:     Vice President

250 QUEEN STREET INVESTMENT COMPANY,
a Hawaii limited partnership

By:    810 Richards Investment Corp.,
a Hawaii corporation, its General Partner

By:    /s/ Jay H. Shidler
Name:    Jay H. Shidler
Title:     Vice President

STIRR-PBN, LLC,
a Hawaii limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:     Vice President

SHIDLER EQUITIES L.P.,
a Hawaii limited partnership

By:    Shidler Equities Corp., a Hawaii corporation

By:    /s/ Jay H. Shidler
Name:    Jay H. Shidler
Title:     President

REYNOLDS PARTNERS,
a Hawaii limited partnership

By:    JC Reynolds, LLC, a Hawaii limited liability company, its general partner

By:    /s/ James C. Reynolds
Name:    James C. Reynolds
Title:     __________

JRI EQUITIES, LLC,
a California limited liability company

By:    /s/ James R. Ingebritsen
Name:    James R. Ingebritsen
Title:    Managing Member

MJR EQUITIES, LLC,
a California limited liability company

By:    /s/ Matthew J. Root
Name:    Matthew J. Root
Title:    Managing Member

/s/ Lawrence J. Taff
Lawrence J. Taff

CITY SQUARE EXECUTIVE PARTNERS, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:     Vice President

STIRR BLACK CANYON, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:     Vice President

STIRR 2155 KALAKAUA, LLC,
a Hawaii limited liability company

By:    SGIP Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:     Vice President

STIRR USB TOWER, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:    /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:     Vice President

Exhibit A

Holder	Date of Note	Principal Amount of Note
Pan Am Partners, LLC, a Delaware limited liability company	March 19, 2008	$727,280.00
STIRR-Davies, LLC, a Delaware limited liability company	March 19, 2008	$613,470.00
Waterfront Partners OP, LLC, a Hawaii limited liability company	March 19, 2008	$293,790.00
250 Queen Street Investment Company, a Hawaii limited partnership	March 19, 2008	$801,660.00
STIRR-PBN, LLC, a Hawaii limited liability company	March 19, 2008	$193,800.00
Shidler Equities, L.P., a Hawaii limited partnership (1)	March 19, 2008	$3,348,000.00
Reynolds Partners, L.P., a Hawaii limited partnership (1)	March 19, 2008	$3,348,000.00
JRI Equities, LLC, a California limited liability company (1)	March 19, 2008	$1,674,000.00
MJR Equities, LLC, a California limited liability company (1)	March 19, 2008	$1,674,000.00
Lawrence J. Taff (1)	March 19, 2008	$1,116,000.00
City Square Executive Partners, LLC, a Delaware limited liability company (1)	March 19, 2008	$840,000.00
Shidler Equities, L.P., a Hawaii limited partnership (2)	March 19, 2008	$519,133.63
Reynolds Partners, L.P., a Hawaii limited partnership (2)	March 19, 2008	$519,133.63
JRI Equities, LLC, a California limited liability company (2)	March 19, 2008	$259,566.81
MJR Equities, LLC, a California limited liability company (2)	March 19, 2008	$259,566.81
Lawrence J. Taff (2)	March 19, 2008	$173,044.54
City Square Executive Partners, LLC, a Delaware limited liability company (2)	March 19, 2008	$130,248.58
STIRR Black Canyon, LLC, a Delaware limited liability company	April 30, 2008	$1,030,000.00

Holder	Date of Note	Principal Amount of Note
STIRR 2155 Kalakaua, LLC, a Hawaii limited liability company	May 23, 2008	$791,341.00
STIRR USB Tower, LLC, a Delaware limited liability company	May 23, 2008	$1,220,000.00
Shidler Equities, L.P., a Hawaii limited partnership	September 25, 2009	$627,230.52
Reynolds Partners, L.P., a Hawaii limited partnership	September 25, 2009	$502,191.15
JRI Equities, LLC, a California limited liability company	September 25, 2009	$153,632.29
MJR Equities, LLC, a California limited liability company	September 25, 2009	$153,632.29
Lawrence J. Taff	September 25, 2009	$135,287.02
Shidler Equities L.P., a Hawaii limited partnership	February 6, 2014	$2,015,267.00
Reynolds Partners, a Hawaii limited partnership	February 6, 2014	$2,703,333.00
JRI Equities, LLC, a California limited liability company	February 6, 2014	$1,255,425.00
MJR Equities, LLC, a California limited liability company	February 6, 2014	$1,255,427.00
Lawrence J. Taff	February 6, 2014	$1,099,282.00
___________

(1)	As assignee of Note originally issued to POP Venture, LLC on March 19, 2008 in the principal amount of $12,000,000.00, and distributed and assigned on that date to N. Central, LLC.

(2)	As assignee of Note originally issued to N. Central, LLC on March 19, 2008 in the principal amount of $1,860,694.00.